                                                                  March 10, 1997

IMPERIAL BANK
Member FDIC
                                          Borrower: ONYX Pharmaceuticals, Inc.
226 Airport Parkway
San Jose, California

Subject: Credit Terms and Conditions ("Agreement")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.  Borrower represents and warrants that:
    1.   EXISTENCE AND RIGHTS.
              Company is a corporation.

Borrower is duly organized and existing and in good standing under the laws of the State of Delaware and is authorized and in good standing to do business in the State of California. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity, except as previously disclosed to Bank.

    2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's certificate of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

    3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

    4. LITIGATION. There is no litigation or other proceeding pending or threatened against Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

    5. FINANCIAL CONDITION. The balance sheet of Borrower as of 12/31/96, and the related profit and loss statement for the quarter ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

    6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.

    7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

    8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

    9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve system).


B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

    1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

    2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.

    3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:
(a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and
(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

    4. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:

(a) As soon as available, and in any event within 45 days after the close of each quarter of each fiscal year of Borrower, commencing with the quarter next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;

(b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of the auditors of the Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of accountants satisfactory to you.

(c) Within 45 days after the close of each quarter of each fiscal year of Borrower, a certificate by chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof;

(d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

(e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

(f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

(g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

    1. TYPE OF BUSINESS; MANAGEMENT. Make any substantial change in the character of its business; or make any change in its executive management.

    2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except obligations now existing as shown in financial statement dated 12/31/96, excluding those being refinanced by your bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

    3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor.

    4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

    5. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

    6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

D. The occurrence of any one of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived;

    1. FAILURE TO PAY NOTE. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to you.

    2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

    3. BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

    4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

    5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

    6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E.  MISCELLANEOUS PROVISIONS.

    1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

See Addendum dated March 10, 1997 attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the Addendum, the terms in the Addendum prevail.

ONYX Pharmaceuticals, Inc.



By /s/ Douglas Blankenship Director, Finance
   ----------------------------------------------
       (Authorized Signature and Title)



By /s/ Hollings Renton CEO
   -----------------------------------------------
       (Authorized Signature and Title)

                             ONYX PHARMACEUTICALS, INC.
                        ADDENDUM TO CREDIT TERMS & CONDITIONS
                               DATED MARCH 10, 1997


1.  CREDIT FACILITY
    ---------------

    A $7,000,000 Line of Credit ("Line") to finance equipment and leasehold improvements.

2.  MATURITY
    --------
    October 16, 2000.

3.  TERMS
    -----

    Line shall be available for draws through October 15, 1997. Interest payable monthly through October 15, 1997 followed by equal monthly payments of principal plus interest.

4.  COLLATERAL
    ----------

    Bank to have a blanket first priority security interest perfected by a UCC filing on all assets of Borrower including all present and future inventory, chattel paper, accounts, contract rights, unencumbered equipment, general intangibles, and fixtures and the product thereof.

5.  BORROWING FORMULA
    -----------------

    100% against invoice price of new equipment purchases (less tax and freight) and new leasehold improvements. 100% against book value of previously purchased equipment and leaseholds owned by Borrower without lien to a third party. Advances against leaseholds shall be limited to a maximum of $2,000,000.

6.  PRICING
    -------

    Interest Rate:  Bank's Prime Rate + 1% per annum.

    Facility Fee:   $52,500, due and payable concurrently with execution
                    hereof by Borrower.

7.  COVENANTS
    ---------

    A. Required through October 15, 1997, and thereafter if the amount borrowed on the Line as of October 15, 1997 is greater than $6,000,000:

        1)  Minimum Unrestricted Cash and Investments(1) of $12,500,000.

        2)  Minimum Tangible Net Worth(2) of $10,500,000.

        3)  Maximum Total Liabilities(3) to Tangible Net Worth2  of 1.25 to
            1.00.

ONYX Pharmaceuticals, Inc.
March 10, 1997
Page 2 of 3
-------------------------------------------------------------------------------

    B. Required after October 15, 1997 if the amount borrowed on the Line as of October 15, 1997 is greater than $5,000,000 up to $6,000,000:

        1)  Minimum Unrestricted Cash and Investments(1) of $11,500,000.

        2)  Minimum Tangible Net Worth(2) of $10,000,000.

        3)  Maximum Total Liabilities(3) to Tangible Net Worth(2) of 1.25 to
            1.00.

    C. Required after October 15, 1997 if the amount borrowed on the Line as of October 15, 1997 is equal to or less than $5,000,000:

        1)  Minimum Unrestricted Cash and Investments(1) of $10,000,000.

        2)  Minimum Tangible Net Worth(2) of $9,000,000.

        3)  Maximum Total Liabilities(3) to Tangible Net Worth(2) of 1.25 to
            1.00.

        Definitions:
        (1) Unrestricted Cash and Investments defined as cash or investments which are not pledged to any third party.

        (2) Tangible Net Worth is the financial statement net worth of the Borrower prepared according to generally accepted accounting principles less intangible assets, plus indebtedness fully subordinated to the debt due to the Bank.

        (3) Total Liabilities are all the Borrower's liabilities except for indebtedness fully subordinated to the debt due to the Bank.

    D.  Borrower to provide to Bank:

        1) Unqualified audited financial statements within 90 days after each fiscal year end.

        2) Quarterly 10-Q and Compliance Certificate within 45 days after the end of each fiscal quarter.

        3) Budgets, sales projections, operating plan, or other financial exhibits which Bank may reasonably request.

    E.  Other Covenants:

        1)  Borrower's primary banking accounts to be maintained at Bank.

        2)  Without Bank's prior approval, Borrower shall not:

            a. Enter into any mergers or acquisitions or major debt agreements, except for equipment leases.

            b.  Pay cash dividends or repurchase stock.

            c.  Hypothecate existing assets.

            d.  Loan money or guarantee loans of others.

ONYX Pharmaceuticals, Inc.
March 10, 1997
Page 3 of 3
-------------------------------------------------------------------------------

        3) Borrower shall notify Bank in writing of any legal action commenced against it which may result in damages over $50,000. Borrower shall provide Bank with such notice immediately upon Borrower's receipt of notice of such legal action.

        4) Borrower shall provide Bank proof of insurance on all tangible corporate assets and a Lender's Loss Payable clause with Bank as loss payee.

8.  OTHER CONDITIONS
    ----------------

    A. Prior to the closing of the Line, Borrower shall execute and deliver to Bank any and all documents required by Bank. Borrower shall pay Bank $250.00 fee for loan documentation preparation, due at closing.

ONYX PHARMACEUTICALS, INC.


By: /s/ Douglas Blankenship            By: /s/ Hollings c. Renton
   ---------------------------            ----------------------------

Title: Director, Finance               Title: CEO
      ------------------------               -------------------------

Date: 19 March 1997                    Date: 3-20-97
     -------------------------              --------------------------

                             [LOGO]

                              NOTE


$   7,000,000.00                          SAN JOSE, California, March 10, 1997

On October 17, 2000, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its SPECIAL MARKETS GRP. office, the principal sum of $7,000,000.00 Maximum or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance / / at the rate of ____ % per year / X / at the rate of 1.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable / X / monthly /   / quarterly /   / included with
principal / X / in addition to principal /   / beginning April 17, 1997, and
if not so paid shall become a part of the principal. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal. / X / (If checked), Principal shall be payable in installments of $* or more, each installment on the 17TH day of each MONTH beginning November 17, 1997 Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

    Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

    Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

    If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

    If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorneys fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

    No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith. *See attached Addendum

                                      ONYX PHARMACEUTICALS, INC.
                                      BY /s/ Hollings Renton
--------------------------------      ------------------------------------
                                      Hollings Renton, President/CEO

                                      BY /s/ Douglas Blankenship
--------------------------------      ------------------------------------
                                      Douglas Blankenship, Director of Finance


--------------------------------      ------------------------------------

Addendum to Note

ONYX PHARMACEUTICALS, INC.
NOTE DATED MARCH 10, 1997

Advances under the Note shall be available through October 15, 1997. On said date, the outstanding balance of the advances under the Note shall be converted to an amortizing loan payable in 36 equal monthly payments of principal plus accrued interest commencing November 17, 1997.

All principal and accrued but unpaid interest shall in any event be due and payable on October 17, 2000.

ONYX PHARMACEUTICALS, INC.

BY: /s/ Hollings Renton
    -----------------------
Hollings Renton, President/CEO

BY: /s/ Douglas Blankenship
    -----------------------
Douglas Blankenship, Director of Finance

                CORPORATE RESOLUTION REGARDING CREDIT

OFFICE: SPECIAL MARKETS GROUP        ADDRESS: 226 AIRPORT PARKWAY
                                              SAN JOSE, CA 95110

    RESOLVED, that ONYX PHARMACEUTICALS, INC.
borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of **SEVEN MILLION DOLLARS AND ZERO CENTS** DOLLARS ($7,000,000.00), in addition to such amount as may be otherwise authorized;

    RESOLVED FURTHER, that any       2        of the following named officers
                              ________________

                              (SPECIFY NUMBER)

Hollings Renton                     the          President/CEO
_________________________________             ________________________________

Douglas Blankenship                 the          Director of Finance
_________________________________             ________________________________

_________________________________   the       _________________________________

_________________________________   the       _________________________________

_________________________________   the       _________________________________


of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any two of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;

    RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;

    RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;

    RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of
this corporation as to the signatures   of the above named persons shall be
binding on this corporation.

    I, Robert Jones , Secretary of the above named corporation, duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

    I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

    EXECUTED ON March 21, 1997

            AUTHORIZED  SIGNATURES:

Signature: /s/ Hollings Renton
           __________________________

           Hollings Renton

Signature: /s/ Douglas Blankenship      /s/ Robert Jones
           __________________________   _________________________________

           Douglas Blankenship          Robert Jones (SECRETARY)

Signature:  __________________________

Signature:  __________________________

Signature:  __________________________

                           ITEMIZATION OF AMOUNT FINANCED
                              DISBURSEMENT INSTRUCTIONS

Name(s):                                                  Date: March 10, 1997

         ONYX PHARMACEUTICALS, INC.

      $                paid to you directly by Cashiers Check No.

      $ 7,000,000.00   credited to deposit account No. 17-055-712
                       when advances are requested until October 15, 1997

      $                paid on Loan(s) No.

      $                amounts paid to Bank for:

      Amounts paid to others on your behalf:

      $                to                               Title Insurance Company

      $                to Public Officials

      $                to

      $                to

      $                to

      $                to

      $ 7,000,000.00   SUBTOTAL (NOTE AMOUNT)


LESS  $         0.00   Prepaid Finance Charge (Loan fee(s))

      $ 7,000,000.00   TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

ONYX PHARMACEUTICALS, INC.

BY /s/ Hollings Renton                     BY /s/ Douglas Blankenship
__________________________________         ____________________________________

            Signature                                  Signature

    Hollings Renton, President/CEO     Douglas Blankenship, Director of Finance
__________________________________     ____________________________________

            Signature                                  Signature

-------------------------------------------------------------------------------
[LOGO]                                 FORM OF AUTOMATIC DEBIT AUTHORIZATION
-------------------------------------------------------------------------------

TO: IMPERIAL BANK

RE:


You are hereby authorized and instructed to charge account No.            in
the name of                          . for principal and interest payments
due on above referenced loan as set forth below and credit the loan referenced above.

     /X/ Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

     /X/ Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.


Borrower Signature                                           Date
    BY


     BY

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

----------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)        B. FILING OFFICE ACCT.# (optional)

----------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

    IMPERIAL BANK
    LENDING SERVICES/TAYLOR
    9920 LA CIENEGA BLVD.
    INGLEWOOD, CA. 90301

----------------------------------------------------------------------------------------------------------------------------------

D. OPTIONAL DESIGNATION (IF APPLICABLE): / / LESSOR/LESSEE / / CONSIGNOR/CONSIGNEE / / NON-UCC FILING
----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
  --------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
   ONYX PHARMACEUTICALS, INC.
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                     FIRST NAME              MIDDLE NAME          SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c.    MAILING ADDRESS                            CITY         STATE    COUNTRY      POSTAL CODE
3031 Research Drive                               RICHMOND     CA                     94806
----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #  OPTIONAL       1e. TYPE OF ENTITY    1f. ENTITY'S STATE  1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
    94-3154463          ADD'NL INFO RE                       OR COUNTRY OF
                        ENTITY DEBTOR                        ORGANIZATION                                            / / NONE

----------------------------------------------------------------------------------------------------------------------------------
2 ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
  --------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR -------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                    FIRST NAME              MIDDLE NAME          SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
2c.    MAILING ADDRESS                           CITY         STATE    COUNTRY      POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #  OPTIONAL      2e. TYPE OF ENTITY     2f. ENTITY'S STATE  2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                       OR COUNTRY OF
                        ENTITY DEBTOR                        ORGANIZATION                                            / / NONE
----------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
  --------------------------------------------------------------------------------------------------------------------------------
  3a. ENTITY'S NAME
  IMPERIAL BANK
OR--------------------------------------------------------------------------------------------------------------------------------
  3b. INDIVIDUAL'S LAST NAME                     FIRST NAME            MIDDLE NAME           SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
3c    MAILING ADDRESS                            CITY         STATE    COUNTRY      POSTAL CODE
226 AIRPORT PARKWAY                              SAN JOSE      CA                     95110
----------------------------------------------------------------------------------------------------------------------------------
4 This FINANCING STATEMENT covers the following types or items of property:

All personal property, whether presently existing or hereafter created or acquired, including but not limited to:
All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.

----------------------------------------------------------------------------------------------------------------------------------
5 CHECK  / /    This FINANCING STATEMENT is signed by the Secured Party instead      7. If filed in Florida (check one)
  BOX           of the Debtor to perfect a security interest (a) in collateral          / / Documentary   / / Documentary stamp
(if applicable  already subject to a security interest in another jurisdiction              stamp tax paid   tax not applicable
                when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
----------------------------------------------------------------------------------------------------------------------------------
6 REQUIRED SIGNATURE(S)                                 8. / / This FINANCING STATEMENT is to be filed (for record)
ONYX PHARMACEUTICALS, INC.                                     or recorded) in the REAL ESTATE RECORDS
                                                               Attach Addendum                              (if applicable)
----------------------------------------------------------------------------------------------------------------------------------
BY: /s/ Douglas Blankenship           BY: /s/ Hollings Renton  9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                  (ADDITIONAL FEE)
                                                                  (optional)        /x/ All Debtors / / Debtor 1  / / Debtor 2
----------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1)(TRANS)(REV. 12/18/95)      Imperial Bank  Los Angeles, CA 90009
                                                                                              P.O. Box 92991 310-417-5600


                                     [LOGO]


                         AGREEMENT TO PROVIDE INSURANCE
                          (REAL OR PERSONAL PROPERTY)

TO: IMPERIAL BANK                           Date: March 10, 1997
    226 Airport Parkway                     Borrower: ONYX Pharmaceuticals, Inc.
    San Jose, California 95110

In consideration of a loan in the amount of $7,000,000.00, secured by all tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

    I/We understand that the policy must contain:

    1.   Fire and extended coverage in an amount sufficient to cover:

         (a)  The amount of the loan, OR

         (b)  All existing encumbrances, whichever is greater,

    But not in excess of the replacement value of the improvements on the real property.

    2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                             INSURANCE INFORMATION

Insurance Co./Agent: Joe Feigenbaum/Woodruff-Sawyer  Telephone No.: 415-399-6442

Agent's Address:                          ONYX PHARMACEUTICALS, INC.
Woodruff-Sawyer
220 Bush Street              Signature of Obligor:  /s/ Hollings Renton
San Francisco, CA 94104-3509                      ------------------------------
                                                  Hollings Renton, President/CEO

                             Signature of Obligor:  /s/ Douglas Blankenship
                                                  ------------------------------
                                                  Douglas Blankenship, Director
                                                  of Finance

--------------------------------------------------------------------------------

--------------------------------------------
             FOR BANK USE ONLY

INSURANCE VERIFICATION:   Date:
                               ------------
Person Spoken to:
                 --------------------------
Policy Number:
              -----------------------------
Effective Form:         To:
               --------    ----------------
Verified By:
            -------------------------------

-------------------------------------------

                           GENERAL SECURITY AGREEMENT
                  (TANGIBLE AND INTANGIBLE PERSONAL PROPERTY)


This Agreement is executed on March 10, 1997, by ONYX PHARMACEUTICALS, INC. (hereinafter called "Obligor") In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A.  VEHICLE, VESSEL, AIRCRAFT:
--------------------------------------------------------------------------------
                                  Identification    License or
Year    Make/Manufacturer  Model  and Serial No.  Registration No.   New or Used
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

Engine or other equipment:
                          ------------------------------------------------------
(FOR AIRCRAFT - ORIGINAL INK SIGNATURE ON COPY TO FAA)

B.  DEPOSIT ACCOUNTS:

Type                  Account Number                   Amount $
    -----------------               ------------------         -----------------

In name of                                Depository
          -------------------------------           ----------------------------
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C.  ACCOUNTS, INTANGIBLES AND OTHER: (DESCRIBE)

     All personal property, whether presently existing or hereafter created or acquired, including but not limited to: All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.






The collateral not in Bank's possession will be located at: 3031, 3023 and 3025
                                                            Research Drive,
                                                            Richmond, CA.

/ / If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein.
The party being accommodated is
                                                                   ("Borrower").

All the terms and provisions on the reverse side hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.

                                       Signature
           Name             (indicate title, if applicable)       Address

                                                            3031, 3023 and
ONYX PHARMACEUTICALS, INC.  /s/ Hollings Renton             3025 Research Dr
--------------------------  -----------------------         --------------------
                            BY HOLLINGS RENTON              RICHMOND, CA. 94806-
                            PRESIDENT/CEO
--------------------------  -----------------------         --------------------

                            /s/ Douglas Blankenship
--------------------------  -----------------------         --------------------
                            DOUGLAS BLANKENSHIP
                            DIRECTOR, FINANCE

Obligor represents, warrants and agrees:

1. Obligor will immediately pay (a) any debt when due (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:

     (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.
     (b) Keep the collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

4.   As to Collateral which is inventory and accounts, Obligor:
     (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.
     (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.
     (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
     (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
     (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been property registered, recorded, and/or filed to protect Obligor's interest thereunder;
     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing, Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Banks option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

9. Obligor will give bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

10. Bank is irrevocable appointed Obligor's attorney-in fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
    (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
    (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
    (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor whose is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy;
(b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to bank until Debt shall have been paid or performed in full.

12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.
    Defaults shall include:
    (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
    (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
    (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
    (d)  Any levy or seizure against Borrower or any of the Collateral.
    (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
    (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

     RECORDING REQUESTED BY

     WHEN RECORDED MAIL TO:

IMPERIAL BANK
226 Airport Parkway
San Jose, California 95110
-------------------------------------------------------------------------------
                                  SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY

                              LANDLORD'S WAIVER

ONYX PHARMACEUTICALS, INC., a corporation (hereinafter called "Borrower"), and THE METCALF FAMILY LIVING TRUST DATED JUNE 11, 1993, a trust (hereinafter called "Landlord"), entered into an agreement for the rental of real property commonly known as 3023 and 3025 Research Drive, Richmond, CA ("the Demised Premises"), and legally described on Exhibit A attached hereto.

Borrower has granted or will grant Imperial Bank (hereinafter called "Bank"), a security interest under the California Uniform Commercial Code in and to the following collateral: All equipment and general intangibles subject to the provisions set forth in the attached rider (the "Collateral") which Collateral may or may not be located at and/or affixed to the Demised Premises; and

Bank is unwilling to lend unless and until Landlord agrees to the following.
To induce Bank to lend, and for good and valuable consideration, the receipt of which is hereby acknowledged, Landlord agrees as follows:

(1) That until payment in full of all debts owed by Borrower to Bank secured by the above described Collateral, such Collateral shall remain the personal property of debtor subject only to the security interest of Bank, notwithstanding how such Collateral may now be or hereafter become in any manner affixed to or attached to, or embedded in, or permanently resting upon the Demised Premises or any building or other structure thereupon.

(2) Landlord does hereby subordinate any and all claims or rights in and to such Collateral to the security interest of Bank above described and Bank's rights, powers, and privileges pertaining thereto.

(3) Landlord hereby grants to Bank the right to enter upon the Demised Premises where Collateral may be found or reasonably believed by Bank to be located for the purpose of inspecting and/or removing such Collateral and/or any part thereof.

(4) Landlord agrees and represents that to the Landlord's actual knowledge, Borrower is not in default under any of the terms of Borrower's rental agreement with Landlord.

This Agreement shall be binding upon Landlord, his/her heirs, devisees, personal representatives, successors and assigns, and shall inure to the benefit of Bank, its successors and assigns. This Agreement is in no way intended to modify or impair the rights of Landlord in and/or to its freehold, leasehold, mortgage or other interest in and to the Demised Premises.

Date:  3-19-97                     The Metcalf Family Living Trust,
      --------------------------   a trust (Landlord)

                                    By: /s/ David Metcalf
                                       ----------------------------------------

                                    Title:     Trustee
                                           ------------------------------------

Date:  3-21-97                      ONYX Pharmaceuticals, Inc.,
      ---------------------------   a California corporation (Borrower)


                                    By: /s/ Douglas Blankenship Hollings Renton
                                        ---------------------------------------

                                    Title: Director, Finance     CEO
                                          -------------------------------------

Date: 3-13-97
      ----------------------------  Imperial Bank (Bank)

                                    By: /s/ Thomas Jorgensen
                                        ---------------------------------------
                                    Title: Assistant Vice President

STATE OF CALIFORNIA,

COUNTY OF Contra Costa

On 3/19/97, before me, the undersigned, a Notary Public in and for said State, personally appeared,
-------------------------------------------------------------------------------
                              David R. Metcalf
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s), whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same.

WITNESS my hand and official seal.


Signature: /s/ Susan Manning                     OFFICIAL SEAL - 1071896
           ----------------------------          SUSAN MANNING
                                                 NOTARY PUBLIC - CALIF.
                                                 COUNTY OF CONTRA COSTA
                                                 My Comm. Exp. Sept. 14, 1999

           (EACH SIGNATURE APPEARING HEREON SHOULD BE ACKNOWLEDGED
                         FOR RECORDATION PURPOSES)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of   California
         --------------------------------

County of   Contra Costa
         --------------------------------

On      March 21, 1997      before me,     Denise Ramirez, Notary Public
    ----------------------              ---------------------------------------
                                          Name and Title of Officer (e.g.,
                                          "Jane Doe, Notary Public")


personally appeared    Douglas Blankenship
                     ---------------------------------------------------------,
                                      Name(s) of Signer(s)


/x/ personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person whose
                                            name is subscribed to the within
                                            instrument and acknowledged to me
                                            that he executed the same in his
                                            authorized capacity, and that by
                                            his signature on the instrument the
                                            person, or the entity upon behalf of
                                            which the person acted, executed the
                                            instrument.

                DENISE RAMIREZ
                COMM. #1057950
SEAL      Notary Public -- California       WITNESS my hand and official seal.
              CONTRA COSTA COUNTY
          My Comm. Expires MAY 3, 1999          Denise Ramirez
                                            -----------------------------------
                                                Signature of Notary Public



----------------------------------------OPTIONAL-------------------------------
Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:     Landlord's Waiver
                            ---------------------------------------------------

Document Date:                                 Number of Pages:
              -------------------------------                   ---------------


Signer(s) Other Than Named Above:
                                  ---------------------------------------------


CAPACITY(IES) CLAIMED BY SIGNER(S)


Signer's Name:                                    Signer's Name:
               ------------------------                           ------------------------

/ / Individual                                    / / Individual
/ / Corporate Officer                             / / Corporate Officer
    Title(s):                                         Title(s):
             --------------------------                           ------------------------
/ / Partner -- / / Limited / / General           / / Partner -- / / Limited / / General
/ / Attorney-in-Fact                             / / Attorney-in-Fact
/ / Trustee                                      / / Trustee
/ / Guardian or Conservator       RIGHT OF       / / Guardian or Conservator       RIGHT OF
/ / Other:                      THUMBPRINT OF    / / Other:                     THUMBPRINT OF
          ---------------------   SIGNER                     ------------------     SIGNER

    --------------------------- Top of thumb          ------------------------- Top of thumb
                                   here                                             here
Signer is Representing:                               Signer is Representing:

    ---------------------------                       ------------------------

    ---------------------------                       ------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of   California
         --------------------------------

County of   Contra Costa
         --------------------------------

On      March 21, 1997      before me,     Denise Ramirez, Notary Public
    ----------------------              ---------------------------------------
                                          Name and Title of Officer (e.g.,
                                          "Jane Doe, Notary Public")


personally appeared    Hollings C. Renton
                     ---------------------------------------------------------,
                                      Name(s) of Signer(s)


/x/ personally known to me -OR- / / proved to me on the basis of satisfactory evidence to be the person whose
                                            name is subscribed to the within
                                            instrument and acknowledged to me
                                            that he executed the same in his
                                            authorized capacity, and that by
                                            his signature on the instrument the
                                            person, or the entity upon behalf of
                                            which the person acted, executed the
                                            instrument.

                DENISE RAMIREZ
                COMM. #1057950
SEAL      Notary Public -- California       WITNESS my hand and official seal.
              CONTRA COSTA COUNTY
          My Comm. Expires MAY 3, 1999          Denise Ramirez
                                            -----------------------------------
                                                Signature of Notary Public



----------------------------------------OPTIONAL-------------------------------
Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:     Landlord's Waiver
                            ---------------------------------------------------

Document Date:                                 Number of Pages:
              -------------------------------                   ---------------


Signer(s) Other Than Named Above:
                                  ---------------------------------------------


CAPACITY(IES) CLAIMED BY SIGNER(S)


Signer's Name:                                    Signer's Name:
               ------------------------                           ------------------------

/ / Individual                                    / / Individual
/ / Corporate Officer                             / / Corporate Officer
    Title(s):                                         Title(s):
             --------------------------                           ------------------------
/ / Partner -- / / Limited / / General           / / Partner -- / / Limited / / General
/ / Attorney-in-Fact                             / / Attorney-in-Fact
/ / Trustee                                      / / Trustee
/ / Guardian or Conservator       RIGHT OF       / / Guardian or Conservator       RIGHT OF
/ / Other:                      THUMBPRINT OF    / / Other:                     THUMBPRINT OF
          ---------------------   SIGNER                     ------------------     SIGNER

    --------------------------- Top of thumb          ------------------------- Top of thumb
                                   here                                             here
Signer is Representing:                               Signer is Representing:

    ---------------------------                       ------------------------

    ---------------------------                       ------------------------

                                    RIDER TO
                                LANDLORD'S WAIVER

    This rider is attached to and made part of the Landlord's Waiver (the "Agreement") dated March 10, 1997 naming ONYX Pharmaceuticals, Inc., as Borrower, The Metcalf Family Living Trust, as Landlord, and Imperial Bank, as Bank, for the Demised Premises located at 3023/25 Research Drive, Richmond, California. In the event of any conflict between the terms of this rider and the printed portion of the Agreement, this rider shall be controlling.

a.  The following shall be added to the end of Paragraph 3 of the Agreement:

         "The right of entry granted to Bank under this Paragraph 3 shall expire upon the expiration or earlier termination of Borrower's lease for the Demised Premises as the same may be amended from time to time ("Borrower's Lease") and is subject to Bank obtaining Landlord's prior written consent to any entry, which consent will not be unreasonably withheld or delayed. Bank agrees to repair at its sole cost and expense any damage arising out of Bank's removal and/or attempted removal of any items of Collateral."

b.  A new Paragraph 6 is added to the Agreement as follows:

    "(6) The Collateral covered by this Agreement shall, in the case of equipment, include only those items of equipment the title to which is held by Borrower and which Borrower is entitled to remove upon the expiration or earlier termination of Borrower's Lease, all as determined under the terms of Borrower's Lease."

c.  A new Paragraph 7 is added to the Agreement as follows:

    "(7) Landlord agrees that if Landlord elects (in its sole discretion) to send a Notice of Right to Reclaim Abandoned Property to Borrower under California Civil Code Section 1983, as the same may be amended from time to time, Landlord will concurrently send a copy of the notice or a similar notice (the "Bank's Notice") to Bank addressed to Imperial Bank, 226 Airport Parkway, San Jose, California 94110. If the Bank's Notice is sent, Borrower agrees that Bank shall have the right to take possession of any items of personal property and fixtures that Bank asserts at the time are Collateral that Bank is entitled to possess. Before Bank or Borrower is entitled to possession of any such items of personal property or fixtures that remain on the Demised Premises after termination or expiration of Borrower's Lease, however, Bank or Borrower, as the case may be, shall pay any and all costs and expenses incurred by Landlord in connection with the removal, storage and/or sale of any and all such items of personal property and fixtures left on the Demised Premises. Since the items of collateral may be located throughout the Demised Premises, Bank and Borrower agree that reasonable daily storage charges for the period of time that one or more fixtures or items of personal property are located on the Demised Premises after termination or expiration of Borrower's Lease shall include, but not necessarily be limited to, an amount equal to all rent and other charges due under Borrower's Lease for the entirety of the Demised Premises as of the date immediately prior to the date of termination or expiration, prorated on a daily basis. For a period of eighteen
         (18) days after Landlord mails the Bank's Notice, Bank and Borrower shall have (subject to obtaining Landlord's prior consent, which consent will not be unreasonably withheld) the right to enter the Demised Premises and take any or all items of Collateral that may remain on the Demised Premises after expiration or sooner termination of Borrower's Lease, provided that Bank or Borrower, as the case may be, pays Landlord's reasonable storage and other charges pursuant to this Paragraph 7 and repairs any damage arising out of the removal and/or attempted removal of any items of Collateral. As to any items of Collateral that are not taken by Borrower or Bank within this eighteen (18) day period, Landlord shall have full right and power, without further consent by and without liability to Borrower, Bank or any other person or entity claiming an interest in such personal property or fixtures, to use, retain, sell, remove and/or dispose of such items in such manner as Landlord, in its sole discretion, deems appropriate, regardless of the value or alleged value thereof.
         Landlord agrees to waive any requirement that Bank pay costs and expenses incurred by Landlord in connection with the storage of any items of Collateral taken by Bank within eighteen (18) days after Landlord mails the Bank's Notice (including, but not limited to, any charges calculated with reference to rent and other charges due under Borrower's Lease). Except as expressly set forth in this Paragraph 7, Landlord shall have no obligation to Bank or Borrower with respect to items of Collateral that may remain on the Demised Premises after Borrower's Lease has terminated or expired. The rights and remedies provided to Landlord under this Paragraph 7 are cumulative and are without prejudice to any other rights or remedies to which Landlord may be entitled under Borrower's Lease and/or under applicable law."

d.  A new Paragraph 8 is added to the Agreement as follows:

    "(8) This Agreement shall be of no force or effect unless it is executed and acknowledged on behalf of Bank, Borrower and Landlord on or before March 31, 1997 and an original of the Agreement containing the original signatures of the parties signing on behalf of Bank and Borrower is delivered to Landlord on or before March 31, 1997."


"LANDLORD"                             "BANK"

The Metcalf Family Living Trust,       Imperial Bank
a Trust


By:    /s/ David Metcalf               By:    /s/ Thomas Jorgensen
    ------------------------------         ---------------------------------
Title: Trustee                         Title: Assistant Vice President
       ---------------------------            ------------------------------


"BORROWER"

ONYX Pharmaceuticals, Inc.,
a California corporation

By:    /s/ Hollings Renton                    /s/ Douglas Blankenship
    ------------------------------

Title: CEO                                    Director, Finance
       ---------------------------

ONYX Pharmaceuticals, Inc.
Landlord's Waiver

                                   Exhibit A

The land referred to in this policy is situated in the County of Contra Costa, City of Richmond, State of California, and is described as follows:

PARCEL ONE:

Parcel A, as shown on the Parcel Map filed February 23, 1996, Book 168 of Parcel Maps, at Page 39, Contra Costa County Records.

RESERVING THEREFROM:

An easement (not to be exclusive) for access, utilities, drainage, emergency vehicles and ingress and egress, as an appurtenance to Parcels B and C, as shown on said map, over that portion thereof lying within the area shown as "28 Ft. Private Non-Exclusive Access Easement" on said map.

EXCEPTING THEREFROM:

"Excepting and Reserving to grantor, its successors and assigns all oil, gas and other hydrocarbons, geothermal resources as defined in Section 6903 of the California Public Resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from the property and the adjoining streets, roads and highways; provided, however that all rights and interest in the surface of the property are hereby conveyed to grantee, no right or interest of any kind therein, express or implied, being excepted or reserved to grantor, except as hereinafter expressly set forth; and provided further that grantor shall not, in exercising such rights, do anything which will damage the surface of the property or any structures thereon, and shall not conduct any drilling or other operations of any kind in the five hundred (500) feet below the surface of the property.

Also excepting and reserving to grantor, its successors and assigns, the sole and exclusive right from time to time to drill and maintain wells and supporting works into or through the property and the adjoining streets, roads and highways below a depth of five hundred (500) feet and to produce, inject, store and remove from and through such wells or works, oil, gas, water and other substances or whatever nature, including the right to perform below said depth any and all operations deemed by grantor necessary or covenient for the exercise of such rights" as reserved in the deed from Standard Oil Company of California, recorded November 12, 1973, Book 7089, Page 131, Official Records.

ALSO EXCEPTING THEREFROM:

"Excepting and Reserving to grantor, its successors and assigns, all oil, gas and other hydrocarbons, geothermal resources as defined in Section 6903 of the California Public Resources Code and all other minerals, whether similar to those herein specified or not, within or that may be produced from said real property.

And further excepting and reserving to grantor, its successors and assigns, the sole and exclusive right from time to time to drill and maintain wells or other works into or through said real property and the adjoining streets, roads and highways below a depth of five hundred (500) feet and to produce, inject, store and remove from and through such wells or works, oil, gas, water and other substances of whatever nature, including the right to perform below and depth any and all operations deemed by grantor necessary or convenient for the exercise of such rights.

The rights hereinabove excepted and reserved to grantor do not include and do not except or reserve to grantor any right of grantor to use the surface of said real property or the first five hundred (500) feet below said surface or to conduct any operations thereon or therein. Unless hereinafter specifically excepted and reserved, all rights and interests in the surface of said real property are hereby conveyed to grantee," as reserved in the deed from Chevron U.S.A. Inc. recorded December 22, 1981, Book 10621, Page 805, Official Records.

(Being a portion of APN 405-373-002)

PARCEL TWO:

An easement (not be exclusive) for access, utilities, drainage, emergency vehicles, and ingress and egress, as an appurtenance to Parcel one above, over that portion of Parcels B and C, as shown on the Parcel Map filed February 23, 1996 in Book 168 of Parcel Maps, Page 39, lying within the area shown as "28 Ft. Private, Non-Exclusive Access Easement" on said map.

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